UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 17, 2022
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABTX	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 17, 2022, Allegiance Bancshares, Inc. (“Allegiance”), the holding company of Allegiance Bank, and CBTX, Inc. (“CBTX”), the parent company of CommunityBank of Texas, N.A., issued a joint press release announcing that Stellar Bancorp, Inc. will be the name of the combined company and Stellar Bank will be the name of the combined bank to be created through their merger of equals. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Joint Press Release of Allegiance Bancshares, Inc. and CBTX, Inc. dated May 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements include, but are not limited to, statements about the benefits of the proposed merger of CBTX and Allegiance, including future financial performance and operating results (including the anticipated impact of the transaction on CBTX's and Allegiance’s respective earnings and book value), statements related to the expected timing of the completion of the merger, the combined company's plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as "may," "will," "should," “could,” "scheduled," "plans," "intends," “projects,” "anticipates," "expects," "believes," "estimates," "potential," “would,” or "continue" or negatives of such terms or other comparable terminology.
All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Allegiance or CBTX to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties' businesses as a result of the announcement and pendency of the merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses; (5) the failure to obtain the necessary approvals by the shareholders of Allegiance or CBTX; (6) the amount of the costs, fees, expenses and charges related to the merger; (7) the ability by each of Allegiance and CBTX to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by CBTX's issuance of additional shares of its common stock in the merger; (12) general competitive, economic, political and market conditions; (13) the costs, effects and results of regulatory examinations and investigations or the ability of the parties to obtain required regulatory approvals; and (14) other factors that may affect future results of CBTX and Allegiance including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms. Additionally, the impact of the COVID-19 pandemic continues to evolve and its future effects on Allegiance and CBTX are difficult to predict.
Additional factors which could affect future results of CBTX and Allegiance can be found in CBTX's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and Allegiance's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC's website at https://www.sec.gov. CBTX and Allegiance disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
Information about the Merger and Where to Find It
This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
In connection with the proposed merger, CBTX has filed a registration statement on Form S-4 (Registration No. 333-262322) with the SEC to register the shares of CBTX common stock that will be issued to Allegiance shareholders in connection with the merger. The registration statement includes a joint proxy statement/prospectus. The Form S-4 was declared effective by the SEC on April 7, 2022, and a definitive joint proxy statement/prospectus was filed by each of Allegiance and CBTX with the SEC. On or about April 15, 2022, Allegiance and CBTX mailed the definitive joint proxy statement/prospectus to their respective shareholders to seek their approval of the proposed merger.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBTX, ALLEGIANCE AND THE PROPOSED MERGER.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Allegiance or CBTX through the website maintained by the SEC at https://www.sec.gov. Documents filed with the SEC by CBTX are available free of charge by accessing the CBTX's website at www.communitybankoftx.com under the heading “Investor Relations” or, alternatively, by directing a request by mail or telephone to CBTX, Inc., 9 Greenway Plaza, Suite 110, Houston, Texas 77046, Attn: Investor Relations, (713) 210-7600, and documents filed with the SEC by Allegiance are available free of charge by accessing Allegiance’s website at www.allegiancebank.com under the heading "Investor Relations" or, alternatively, by directing a request by mail or telephone to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, (281) 894-3200.
Participants in the Solicitation
CBTX, Allegiance and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBTX and Allegiance in connection with the proposed merger. Certain information regarding the interests of these participants and a description of their direct or indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed merger. Additional information about the directors and executive officers of CBTX and their ownership of CBTX's common stock is set forth in CBTX's annual report on Form 10-K, filed with the SEC on February 25, 2022. Additional information about the directors and executive officers of Allegiance and their ownership of Allegiance's common stock is set forth in Allegiance's proxy statement for its annual meeting of shareholders, filed with the SEC on March 10, 2022. These documents can be obtained free of charge from the sources described above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: May 17, 2022	By:	/s/ Steven F. Retzloff
Steven F. Retzloff
Chief Executive Officer